Philadelphia Fund, Inc.
Supplement, dated June 24, 1999, to Prospectus dated April 1, 1999


Baxter Financial Corporation, the Fund's Distributor, makes available to qualifying investors a Free Flyer Program which credits the investor with one point for each dollar invested in the Fund. A qualifying investor who accumulates 50,000 points can redeem them for one round-trip coach ticket for travel in North America on any airline up to a maximum ticket price (including all taxes and fees) of $500. Dividends and capital gains distributions that are reinvested in Fund shares will not count toward the total points necessary to obtain a ticket. A qualifying investor may earn only up to a maximum of 1,000,000 points in any calendar year. All of a program participant's points in an account expire three years after the last investment of at least $100 in that account. Points are not transferable or redeemable for cash.

A "qualifying investor" means any investor who elects on the Fund investment application form to participate in the Program, except IRA accounts, section 401(k) Plans and other tax-qualified retirement plans which are subject to restrictions under the Employees Retirement Income Security Act of 1974 and, therefore, cannot acquire such awards.

Program participants who redeem shares within 12 months after the purchase date and have received a program airline ticket will be subject to a contingent deferred sales charge ("CDSC") of one percent of the net asset value of the shares at the time of purchase. Only shares purchased after the date a shareholder elects to participate in the Program will be subject to the CDSC. The CDSC will be deducted from the redemption proceeds. Participants who redeem shares within 12 months of the purchase date and have not received a Program airline ticket will not be subject to the CDSC.
Points associated with those redeemed shares will be removed from the Program and will not be used to determine the Participant's eligibility for an airline ticket.

Money reinvested in the Fund within two months after a redemption will not count toward accumulation of Program points. However, any money invested in excess of the amount redeemed will accumulate Program points.

Neither the bar chart appearing on page 2 of the prospectus, which shows the Fund's annual total returns 1989-1998, nor the Average Annual Total Returns table on page 3 reflect the CDSC. If the CDSC was reflected the total return figures would be less than those shown.

The Distributor will inform investors who receive points under the Program of its estimate of the fair market value of the points, and that the investor's tax basis in the shares should be adjusted downward by the fair market value of the points as an adjustment of such investor's purchase price for the shares. Investors who participate in the Program should consult their tax advisors to determine the tax consequences that such a basis adjustment will have when they dispose of their Fund shares. Baxter Financial is free to alter or cancel the program at any time at its sole discretion.